Filed pursuant to Rule 497(a)(1) File No. 333-147937 Rule 482AD

Solar Capital Ltd. Prices Secondary Offering of 1.7 Million Shares on Behalf of Selling Shareholders

New York, NY – November 5, 2010 – Solar Capital Ltd. (NASDAQ: SLRC) today priced its underwritten secondary offering of approximately 1.7 million shares at $22.20 per share. The gross proceeds of the offering were approximately $38 million, before the deduction of underwriting discounts and commissions related to the offering. In addition, the selling stockholders have granted the underwriters an option to purchase up to approximately 250,000 additional shares.

Solar Capital Ltd. will sell no shares and receive no proceeds in relation to this offering.

Citi, Morgan Stanley, and Wells Fargo Securities, LLC are acting as book-runners for this offering. Lead managers are Deutsche Bank Securities and SunTrust Robinson Humphrey. BMO Capital Markets, BB&T Capital Markets (a division of Scott & Stringfellow, LLC), and RBC Capital Markets are acting as co-managers.

A registration statement (including a preliminary prospectus) was declared effective by the Securities and Exchange Commission on May 12, 2010. The company will file a final prospectus supplement and a related prospectus with the Securities and Exchange Commission for the offering of the shares of common stock described in this press release. Investors are advised to carefully consider the investment objective, risks, and charges and expenses of Solar Capital Ltd. before investing. The final prospectus supplement and the related prospectus will contain this and other information about Solar Capital Ltd. and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy shares of common stock described herein, nor shall there be any sale of shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

The offering may be made only by means of the final prospectus supplement and the related prospectus. Copies may be obtained when available from Citi, Brooklyn Army Terminal, 140 58th Street, Brooklyn, NY 11220, (800) 831-9146, or email: batprospectusdept@citigroup.com; Morgan Stanley, 180 Varick Street, 2nd Floor, New York, NY 10014, (866) 718-1649, or email: Attention: Prospectus Dept., prospectus@morganstanley.com; Wells Fargo Securities, LLC, Attention: Equity Syndicate Department at 375 Park Avenue, New York, NY 10152-4077, (800) 326-5897, or email: equity.syndicate@wellsfargo.com.

This press release is not a prospectus and does not constitute an offer to sell or the solicitation of an offer to buy shares of Common Stock described herein, nor shall there be any sale of shares in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ABOUT SOLAR CAPITAL LTD.

Solar Capital Ltd. is a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. The Company invests primarily in leveraged, middle market companies in the form of senior secured loans, mezzanine loans, and equity securities.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. Solar Capital Ltd. undertakes no duty to update any forward-looking statements made herein.

Contact:

Solar Capital Ltd.

Nick Radesca, (212) 993-1660